October 8, 2019

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

DATED MARCH 1, 2019, AS RESTATED JULY 10, 2019 AND AS SUPPLEMENTED through September 30, 2019

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).

(1)	Effective October 7, 2019, the Hartford Global Impact Fund (“Global Impact Fund”) commenced operations as a stand-alone fund. Wellington Management Company LLP (“Wellington Management”) serves as a sub-adviser to the Global Impact Fund pursuant to an investment sub-advisory agreement. Under the investment sub-advisory agreement, Wellington Management, subject to the general supervision of the Board of Directors of The Hartford Mutual Funds, Inc. and Hartford Funds Management Company, LLC (“HFMC”), is responsible for (among other things) the investment and reinvestment of the assets of the Global Impact Fund and furnishing the Global Impact Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the Global Impact Fund. As provided by the investment management agreement, the Global Impact Fund pays HFMC an investment management fee that is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the Global Impact Fund’s average daily net assets. HFMC pays the sub-advisory fee to Wellington Management.

(2)	Effective immediately, all references to Eric M. Rice are deleted in their entirety.

(3)	Effective immediately, under the heading “PORTFOLIO MANAGERS – OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS – Global Impact Fund (Master Portfolio),” the information for Global Impact Fund (Master Portfolio) is deleted in its entirety and replaced with the following:

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Global Impact Fund
Tara C. Stilwell*
Other Registered Investment Companies	5	$4,936	0	$0
Other Pooled Investment Vehicles	13	$3,301	1	$28
Other Accounts	29	$9,302	5	$2,036
*	Information as of August 31, 2019

(4)	Effective immediately, under the heading “PORTFOLIO MANAGERS – COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the following replaces the information in the chart for Global Impact Fund:

FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Global Impact Fund	MSCI ACWI ex USA Index (Net)

(5)	Under the heading “PORTFOLIO MANAGERS – EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the information provided for Tara C. Stilwell is deleted in its entirety and replaced with the following effective immediately:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Tara C. Stilwell	Global Impact Fund International Growth Fund International Opportunities Fund	None* $100,001-$500,000 None
*	Information as of August 31, 2019

This Supplement should be retained with your SAI for future reference.